INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9: INCOME TAXES

As of December 31, 2023, the Company had net operating loss carry forwards that may be available to reduce future years’ taxable income.

The Company’s provision for income taxes consisted of the following:

	For the year ended December 31,
	2023	2022
Computed “expected” tax benefit	$(3,238,593)	$(3,007,284)
State taxes, net of federal benefit	1,304	(8,797)
Non-deductible items	61,842	86,955
Change in deferred tax asset valuation allowance	2,509,496	(1,351,029)
Stock-based compensation	613,167	544,640
Return-to-provision adjustments	41,316	3,662,174
Other	13,918	73,371
Income tax expense	$2,450	$30

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards.

The Company’s net deferred tax assets were comprised of the following as of December 31, 2023 and 2022:

	2023	2022
Deferred tax assets:
Net operating losses	$51,846,000	$50,244,447
Capitalized research and development	2,162,872	1,054,824
Stock-based compensation	261,052	234,350
Accruals	220,923	447,973
Operating lease liabilities	36,761	16,960
Other	559	451
Total gross deferred tax assets	54,528,167	51,999,005

Deferred tax liabilities:
Right-of-use asset	(36,373)	(16,707)
Gross deferred tax liabilities	(36,373)	(16,707)

Less: Deferred tax asset valuation allowance	(54,491,794)	(51,982,298)
Total net deferred tax assets	$-	$-

Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

ASC 740 requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward periods. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a full valuation allowance for the years ended December 31, 2023 and 2022. The net change in total valuation allowance for the years ended December 31, 2023 and 2022 was an increase of $2.5 million and decrease of $1.5 million respectively.

At December 31, 2023, the Company has United States federal and state net operating loss (NOL) carryforwards of $26.9 million and $7.4 million, respectively. The federal NOL carryforwards generated in pre-2018 tax years of $0.8 million will begin to expire in 2036 while federal NOLs generated after 2017 of $26.1 million will carry forward indefinitely. The state NOL carryforwards of $7.4 million will begin to expire in 2035 unless previously utilized. At December 31, 2023, the Company also had Israel NOL carryforwards of $198.6 million. The Israel NOLs carry forward indefinitely.

The Company’s ability to utilize its net operating losses may be limited under Section 382 and 383 of the Internal Revenue Code. The limitations apply if an ownership change, as defined by Section 382, occurs. Generally, an ownership change occurs when certain shareholders increase their aggregate ownership by more than 50 percentage points over their lowest ownership percentage in a testing period (typically three years). Although the Company has not undergone a Section 382 analysis, it is possible that the utilization of the net operating losses could be substantially limited. Additionally, U.S. tax laws limit the time during which these carryforwards may be utilized against future taxes. As a result, the Company may not be able to take full advantage of these carryforwards for federal and state tax purposes. Future changes in stock ownership may also trigger an ownership change and, consequently, a Section 382 limitation.

The Company recognizes the benefit of tax positions taken or expected to be taken in its tax returns in the consolidated financial statements when it is more likely than not that the position will be sustained upon examination by authorities. Recognized tax positions are measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. As of December 31, 2023 and 2022, the Company has not recorded any unrecognized tax benefits.

The Company records interest related to unrecognized tax benefits in interest expense and penalties in general and administrative expenses. As of December 31, 2023 and 2022, the Company recorded no accrued interest and penalties related to unrecognized tax benefits. The Company does not expect any significant changes in its tax positions that would warrant recognition of a liability for unrecognized income tax benefits during the next 12 months.

The Company files U.S. federal and various state income tax returns and is subject to the examination for tax years back to 2020 and 2019 for federal and state purposes, respectively, and its NOL’s dating back to inception are subject to adjustment by the taxing authorities if claimed on future tax filings for which the statute remain open to examination. The Company also files Israeli tax returns and is subject to examination for tax years back to 2019. The Company is not currently under audit by the Internal Revenue Service or other similar national, state and local authorities.